                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 31, 2001
                                                         ----------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                                1-13794                              13-3818402
---------------------------------------- ------------------------------------- -------------------------------------
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

   Huron Ave. & Brigantine Blvd.
     Atlantic City, New Jersey                                                                 08401
----------------------------------------                                       -------------------------------------
(Address of Principal Executive Offices)                                                    (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                                33-90786                             13-3818407
---------------------------------------- ------------------------------------- -------------------------------------
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

   Huron Ave. & Brigantine Blvd.
     Atlantic City, New Jersey                                                                 08401
----------------------------------------                                       -------------------------------------
(Address of Principal Executive Offices)                                                    (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                            --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                              33-90786-01                            13-3818405
---------------------------------------- ------------------------------------- -------------------------------------
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                   Number)

   Huron Ave. & Brigantine Blvd.
     Atlantic City, New Jersey                                                                 08401
----------------------------------------                                       -------------------------------------
(Address of Principal Executive Offices)                                                    (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

Item 5. Other Events.

         Filed as an exhibit hereto is a News Release, dated October 31, 2001, filed by Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.       Description
-----------       -----------

99.1 News Release of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P., dated October 31, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TRUMP HOTELS & CASINO RESORTS, INC.


Date: October 31, 2001            By: /s/ JOHN P. BURKE
                                     -------------------------------------------
                                  Name:    John P. Burke
                                  Title:   Executive Vice President and
                                            Corporate Treasurer


                                  TRUMP HOTELS & CASINO RESORTS
                                  HOLDINGS, L.P.

                                  By: Trump Hotels & Casino Resorts, Inc., its
                                       general partner

Date: October 31, 2001            By: /s/ JOHN P. BURKE
                                     -------------------------------------------
                                  Name:    John P. Burke
                                  Title:   Executive Vice President and
                                            Corporate Treasurer


                                  TRUMP HOTELS & CASINO RESORTS
                                  FUNDING, INC.

Date: October 31, 2001            By: /s/ JOHN P. BURKE
                                     -------------------------------------------
                                  Name:    John P. Burke
                                  Title:   Executive Vice President and
                                            Corporate Treasurer

                                  EXHIBIT INDEX

Exhibit No.        Description                                                                       Page No.
-----------        -----------                                                                       --------


99.1               News Release of Trump Hotels & Casino Resorts, Inc. and Trump
                   Hotels & Casino Resorts Holdings, L.P., dated October 31, 2001.